UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Vote Cut-off Date: August 29, 2014, adjourned to October 17, 2014

Additional Materials:

Item 1. DF King & Co., Inc. retained as solicitation agent

Item 2. DF King & Co., Inc. outbound call script

Item 3. DF King & Co., Inc. inbound call script

Item 4. DF King & Co., Inc. answering machine message

Item 1

On September 30, 2014 World Gold Trust Services, LLC, Sponsor of SPDR® Gold Trust, retained D.F. King & Co., Inc. as solicitation agent for the SPDR® Gold Trust consent solicitation filed June 19, 2014.

Item 2

SPDR® GOLD TRUST ADJOURNMENT SCRIPT (ADJOURNMENT)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling regarding your investment in the SPDR® Gold Trust. There is an extremely important initiative underway that requires your attention. Management has put forth two proposals to amend the Trust Indenture. The Board of Directors of the Sponsor, World Gold Trust Services, LLC, along with the two leading Independent Proxy Advisory Firms recommend that you vote “In Favor”.

Would you like to vote along with the recommendation of the Board and these Advisory Firms?

(Review Voting Options with Shareholder If Necessary) (Pause for response)

If we identify any additional accounts you hold in the SPDR® Gold Trust before the voting period for the consent solicitation ends, would you like us to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call 1-866-828-9088. As a shareholder of the Trust, it is likely that your Financial Advisor has invested many of their clients in this Trust and would be eager to assist in voting their shares. Can you please provide us with the name of your financial advisor and their contact number?

(Pause For Response)

IF YES: (RECORD, DISPOSITION AS “FA CONTACT RECEIVED-VOTED”, PROCEED)

IF NO: I understand. (PROCEED)

Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

SHAREHOLDER UNSURE OF OWNERSHIP:

I am not aware of this investment:

You may or may not be aware that you are currently a shareholder in SPDR® Gold Trust. Many shareholders are unaware of their involvement with this investment because their Financial Advisors initiated the investment on their behalf.

Can you provide me with additional information about SPDR® Gold Shares?

The SPDR® Gold Trust is an Exchange Traded Fund that seeks to provide investment results that, before expenses, track the price of gold.

TICKER: GLD

I don’t want to vote. I am not familiar with this investment?

I understand you are unfamiliar with this investment and would rather not vote, however, it is very important that your shares are represented for the adjourned consent solicitation. Can you assist the Trust by providing me with your Financial Advisor’s name and telephone number and allowing them to handle this matter on your behalf?

IF YES: (RECORD, DISPOSITION AS “FA CONTACT RECEIVED-NO VOTE”, PROCEED)

IF NO: I understand you don’t wish to vote at this time. Although you are uninformed regarding this investment, please be aware that each adjournment can create additional solicitation expenses for the Trust. Please contact your advisor to discuss this matter with them.

SHAREHOLDER UNAVAILABLE:

I am calling regarding an investment (MR./MS. SHAREHOLDER’S LAST NAME) holds in the SPDR® Gold Trust. This is a time sensitive matter. May I leave a contact number where they can return the call?

FOR INTERNAL DISTRIBUTION ONLY	Updated 9-29-2014

Item 3

SPDR® GOLD TRUST INBOUND GENERIC VOTING SCRIPT - NOBO

Thank you for calling the SPDR® Gold Trust proxy voting line. My name is (FULL NAME). How can I help you?

(Pause for response)

ACCOUNT LOCATION/VERIFICATION:

Responding to Phone Call:

The phone call you received is regarding a consent solicitation for the SPDR® Gold Trust that has now been adjourned to October 17th. Can I please have the telephone number we called to locate your account to better assist you?

(Pause for response)

Can I please have the last name and zip code on the materials you received to better assist you?

(Pause for response)

————Locate and verify account (proceed to BODY-Beginning of Campaign)

Reminder Letter/Adjournment Notice:

Reminder letter: Can I please have your last name and zip code to better assist you?

Adjournment Notice: Can I please have your last name and zip code to better assist you?

•	(IF VOTING ID NOT AVAILABLE, OR UNABLE TO LOCATE USING LAST NAME & ZIP CODE USE OTHER MEANS NECESSARY TO ACCESS ACCOUNT-(INCLUDING CONTROL NUMBER))

•	(IF unable to locate in PAVLOV—use CONTROL #, OPEN IN EXTERNAL VOTING SITE - i.e. proxyvote.com & SWITCH TO OBO SCRIPT)

————Locate and verify account (proceed to BODY-select appropriate section)

BODY: (Once account is located, verify)

The mailing you received is regarding a consent solicitation of shareholders for the SPDR® Gold Trust that has now been adjourned to October 17th. There is an extremely important initiative underway that requires your attention. Management has put forth two proposals to amend the Trust Indenture. The Board of Directors of the Sponsor, World Gold Trust Services, LLC, along with the two leading Independent Proxy Advisory Firms recommend that you vote “In Favor”.

Would you like to vote along with the recommendation of the Board and these Advisory Firms?

(Review Voting Options with Shareholder If Necessary) (Pause for response)

CONFIRMATION:

If we identify any additional accounts you hold in the SPDR® Gold Trust before the voting period for the consent solicitation ends, would you like us to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)

•	According to our records, you reside in (city, state, zip code). (Pause)

•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call 1-866-828-9088. As a shareholder of the Trust, it is likely that your Financial Advisor has invested many of their clients in this Trust and would be eager to assist in voting their shares. Can you please provide us with the name of your financial advisor and their contact number?

(Pause For Response)

IF YES: (RECORD, DISPOSITION AS “FA CONTACT RECEIVED-VOTED”, PROCEED)

IF NO: I understand. (PROCEED)

Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

SPDR® GOLD TRUST INBOUND VOTING SCRIPT - OBO

Thank you for calling the SPDR® Gold Trust proxy voting line. My name is (FULL NAME). How can I help you?

(Pause for response)

Could I please have the 12-digit control number listed in a box on the voting instruction card you received?

(This control number can be used to access proposals on proxyvote.com — shortcut on the desktop. The holder’s name and address will not be displayed.)

IF THE CONTROL NUMBER IS REJECTED, REFER HOLDER TO HIS/HER BROKER IN ORDER TO OBTAIN A NEW ONE.

BODY: (Once account is located, verify)

The mailing you received is regarding a consent solicitation for the SPDR® Gold Trust that has now been adjourned to October 17th. There is an extremely important initiative underway that requires your attention. Management has put forth two proposals to amend the Trust Indenture. The Board of Directors of the Sponsor, World Gold Trust Services, LLC, along with the two leading Independent Proxy Advisory Firms recommend that you vote “In Favor”.

Would you like to vote along with the recommendation of the Board and these Advisory Firms?

(Review Voting Options with Shareholder If Necessary) (Pause for response)

CONFIRMATION

If using Proxyvote.com: Would you like to receive an e-mail confirmation of your voting instructions?

•	If Yes: Could I please have your e-mail address?

(Enter address in e-mail confirmation field. Proceed to Other Control Numbers.)

•	If No: (Proceed to Other Control Numbers)

I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)

•	According to our records, you reside in (city, state, zip code). (Pause)

•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call 1-866-620-0678. As a shareholder of the Trust, it is likely that your Financial Advisor has invested many of their clients in this Trust and would be eager to assist in voting their shares. Can you please provide us with the name of your financial advisor and their contact number?

(Pause For Response)

IF YES: (RECORD, DISPOSITION AS “FA CONTACT RECEIVED-VOTED”, PROCEED)

IF NO: I understand. (PROCEED)

Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Item 4

SPDR® GOLD TRUST ANSWERING MACHINE SCRIPT

Hello.

I am calling on behalf of your investment with SPDR® Gold Trust.

The consent solicitation has been adjourned to October 17th. All shareholders are being asked to consider and vote on important matters. As of today your vote has not been registered.

Please contact us as soon as possible at 1-866-828-9088 between the hours of 9:00am and 11:00pm Eastern Time.

Your vote is very important. Thank you and have a Good Day.